SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO. 0-32143

Date of Report:  November 10, 2011

ADARNA ENERGY CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware		20-3148296
(State or other jurisdiction		(IRS Employer
of incorporation or organization)		Identification No.)

5950 Shiloh Road East, Suite N, Alpharetta, Georgia		30005
(Address of principal executive offices)		(Zip Code)
(212) 994-5374
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Viridis Capital, LLC converted 31,315 shares of Series D Preferred Stock into 4,000,000,000 restricted common shares in the Company, resulting in 4,114,258,086 shares of common stock and 803,783 shares of Series D Preferred Stock outstanding as of the close of business on November 22, 2011. The remaining shares of Series D Preferred Stock were not convertible into additional common shares at such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADARNA ENERGY CORPORATION

By:	/s/	KEVIN KREISLER
KEVIN KREISLER
Chief Executive Officer
Date:		November 23, 2011